SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: March 9, 2001

                              HART INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

              Nevada               0-12746                33-0661675
    (State of Incorporation)     (Commission           (IRS Employer
                                 File Number)         Identification #)

         21031 Ventura Blvd. Suite 520, Woodland Hills, California 91364
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (818) 702-7900
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not Applicable

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Not Applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On March 16, 2001, McKennon, Wilson & Morgan LLP was replaced as the Company's independent auditors, as a result of a change in control of the Company. McKennon, Wilson & Morgan, LLP previously issued an unqualified report dated January 10, 2000, assuming the Company will continue as a going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope of accounting principles. There were no disagreements with McKennon, Wilson & Morgan, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two year period prior.

(b) On March 16, 2001, the Company engaged the firm of Weinberg & Company,
P.A., Town Executive Center, 6100 Glades Road, Suite 314, Boca Raton, FL 33434 as the Company's independent auditors.

ITEM 5.     OTHER EVENTS

            Not applicable

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

            Not applicable

ITEM 7.     FINANCIAL STATEMENTS

            Not applicable

ITEM 8.     CHANGE IN FISCAL YEAR

            Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

            Not applicable

EXHIBITS

a)       Financial Statements - None

         b)   Exhibits

              Exhibit 16 - Change in Independent Accountant

              - Letter from McKennon, Wilson & Morgan, LLP, to the SEC noting agreement with the disclosure in Item 4 of this Form 8-K

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   March 30, 2001                By:   /s/ Sidney Haider
                                                Sidney Haider
                                                President and Director

                                                                   EXHIBIT 16

                         McKennon, Wilson & Morgan, LLP
                          Certified Public Accountants


March 30, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

                            Re: Hart Industries, Inc.

We have read Item 4 in the Form 8-K for Hart Industries, Inc. (Commission File No. 0-12746) dated March 30, 2001, filed with the Securities and Exchange Commission and we are in agreement with the statements contained therein insofar as they relate to our firm.


/s/ McKennon,Wilson & Morgan, LLP
    McKennon, Wilson & Morgan, LLP





cc:    Hart Industries, Inc.








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